UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF AMENDMENT: July 20, 2017

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 3, 2017

EliteSoft Global, Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-55240	47-1208256
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

18582 NW Holly Street, Unit 202

Beaverton, OR 97006-7014

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(503) 830 2918

(ISSUER TELEPHONE NUMBER)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

◻   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Explanatory Note

On July 3, 2017, EliteSoft Global, Inc. (the “Company”) filed its Current Report on Form 8-K announcing the resignation of Finny Chu, as well as the appointment of Kai Tan as Chief Operating Officer. Since the original filing, the Board of Directors unanimously agreed to appoint Kai Tan as Chief Operating Officer and Secretary of the Company. An Amended Consent in Lieu of Meeting of the Board of Directors was executed on July 19, 2017 formalizing the appointment of Mr. Tan to the office of Secretary, as well as Chief Operating Officer. This Amended Current Report on Form 8-K/A discloses the appointment. Other than Mr. Tan’s appointment to Secretary, the actions originally disclosed remain unchanged.

Section 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Agreements of Certain Officers

Resignation of Finny Chu

On June 26, 2017, the Board of Directors of EliteSoft Global, Inc. (the “Company”) accepted the resignation of the Company’s Assistant Secretary Finny Chu (“Chu”). Chu’s departure from the Company was voluntary and not a result of any dispute between Chu and the Company.

Creation of Chief Operating Officer; Appointment of Kai Tan as Chief Operating Officer

On June 26, 2017, the Board of Directors created the officer position Chief Operating Officer pursuant to Article V, Section 1 of the Company’s bylaws. The Chief Operating Officer reports directly to the Chief Executive Officer and has authority to transact banking business at such banks as he/she may from time to time determine.

The same day, the Company’s Board of Directors appointed Kah Tan a/k/a Kai Tan (“Tan”) to serve as the Company’s Chief Operating Officer pursuant to the Company’s bylaws. Tan’s appointment was effective as of June 27, 2017, after his acceptance of appointment and execution of the Bad Actor Disqualification Statement. Both documents are attached hereto as exhibits.

Tan served in the military from 2003 through 2013. While serving, he completed college courses at the University of Maryland University College and Seattle Central College. After leaving the military, Tan worked at Washington Youth Academy as an instructor. He also worked part time at Homeland Security Solutions, Inc., as an Officer for Assets Management.

Tan does not hold any other positions with the Company and is not related to any of the Company’s directors or officers. Further, Tan is not a related person, promoter, or control person as defined in Regulation 404(a). The Company did not receive signed copies of all pertinent documents until July 3, 3017, though some may be dated earlier.

On July 19, 2017, the Company’s Board of Directors appointed Tan as Secretary, in addition to his role as Chief Operating Officer. The appointment was made by amending the original Board Resolution appointing Tan Chief Financial Officer. The appointment to Secretary will assist in Tan’s ability to open and manage bank accounts in the United States. Tan’s duties remain unchanged and he will continue to report to the Chief Executive Officer.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Document

99.1	Board Resolution (Creation and Appointment of COO)
99.2	Bad Actor Statement (Tan)
99.3	Acceptance of Appointment (Tan)
99.4	Amended Board Resolution (Appointment of Secretary)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

 EliteSoft Global, Inc.

By:  /s/ Cornelius EE

Name:  Cornelius EE

Title: Chief Executive Officer and President

Dated: July 20, 2017

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